UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report: January 10, 2019

MIRAGEN THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36483	47-1187261
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6200 Lookout Rd. Boulder, CO	80301
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (720) 643-5200
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 – Other Events

Item 8.01	Other Events.
On January 10, 2019, Miragen Therapeutics, Inc., a Delaware corporation, issued a press release announcing data from its Phase 1 clinical trial evaluating cobomarsen, a microRNA-155 inhibitor, in patients with cutaneous T-cell lymphoma (CTCL) and in  adult T-cell lymphoma/leukemia (ATLL), as well as initial data from a Phase 1 clinical trial of cobomarsen in patients with diffuse large B-cell lymphoma (DLBCL). A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Press release, dated January 10, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Miragen Therapeutics, Inc.
Date: January 10, 2019

	By:	/s/ Jason A. Leverone
Jason A. Leverone
Chief Financial Officer